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INDEPENDENT AUDITORS' CONSENT


Merrill Lynch Asset Income Fund, Inc.:


We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to Registration Statement No. 33-53997 of our report dated February 18, 1999 appearing in the annual report to shareholders of Merrill Lynch Asset Income Fund, Inc. for the year ended December 31, 1998, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.



Deloitte & Touche LLP
Princeton, New Jersey
February 25, 1999